UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 24, 2006

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-34144	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

1661 East Main Street, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 24, 2006, the Company and RBC Centura Bank (the “Bank”) entered into a letter agreement dated February 23, 2006 (the “Extension Letter”) extending by sixty (60) days the maturity date of the Promissory Note dated March 14, 2005 (the “Note”) that the Company executed in favor of the Bank. The maturity date of the Note as extended is May 1, 2006.

The Note and the Commitment Letter, Loan Agreement and Pledge and Security Agreement executed in connection the Note (the “Loan Documents”) were originally disclosed in a Current Report on Form 8-K filed on March 18, 2005 (the “March 2005 8-K”) and described in Item 1.01 thereof. The descriptions of the Loan Documents in Item 1.01 of the March 2005 Form 8-K are incorporated herein by reference. Such descriptions are qualified in their entirety by reference to Exhibits 10.1, 10.2, 10.3 and 10.4 of the March 2005 8-K.

The Extension Letter obligates the Company to continue to make monthly payments of interest on the same terms and conditions as it was required to make such payments prior to the original maturity date of the Note, or March 1, 2006. Other than the extended maturity date and the obligation to continue to make monthly interest payments through the extended maturity date, the obligations of the parties under the Loan Documents remain unchanged. The Extension Letter is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

In connection with the loan from the Bank governed by the Loan Documents, described in Item 1.01 of the Company’s March 2005 8-K and which item is incorporated herein by reference, the Company pledged substantially all of its assets as security for the loan. The pledge of assets is now extended through May 1, 2006.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The bank loan arrangement evidenced by the Loan Documents has been extended by the Extension Letter until May 1, 2006. The descriptions of the Loan Documents in Items 1.01 of the Company’s March 2005 8-K are incorporated into this item by reference. Such descriptions, however, are qualified in their entirety to Exhibits 10.1, 10.2, 10.3 and 10.4 of the March 2005 8-K.

Item 3.03. Material Modification to Rights of Security Holders.

Pursuant to the terms of the Commitment Letter, the Company may not, without the prior written consent of the Bank, pay any dividends or make any other distribution or payment (other than dividends or distributions of capital stock) on account of or in redemption, retirement or purchase of any capital stock, including preferred stock, or permit any of its subsidiaries to do so, which would result in the violation of any of the Company’s covenants under the Loan Agreement. This prohibition has been extended until May 1, 2006. The descriptions of the Commitment Letter and the Loan Agreement in Item 1.01 of the Company’s March 2005 8-K are incorporated into this item by reference. Such descriptions are qualified in their entirety by reference to Exhibits 10.1 and 10.3 of the March 2005 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description
10.1	Letter Agreement by and between the Company and RBC Centura Bank dated February 23, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ Nancy K. Hedrick
Name:	Nancy K. Hedrick
Title:	President and CEO

Dated: March 1, 2006

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Letter Agreement by and between the Company and RBC Centura Bank dated February 23, 2006

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